                                                                   EXHIBIT 10(e)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    (MARK ONE:)
      [X]        ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
      [ ]        TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                         FINA CAPITAL ACCUMULATION PLAN
        (FORMERLY NAMED THRIFT PLAN OF AMERICAN PETROFINA, INCORPORATED)
                         (SAME ADDRESS AS SHOWN BELOW)

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                         FINA CAPITAL ACCUMULATION PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1996 AND 1995

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITORS' REPORT

The Pension Committee
FINA Capital Accumulation Plan:

     We have audited the accompanying statements of net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1996 and 1995, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1996 and 1995, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets for plan benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                            KPMG PEAT MARWICK LLP

Dallas, Texas
March 14, 1997

                         FINA CAPITAL ACCUMULATION PLAN

  STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                           DECEMBER 31, 1996 AND 1995
                             (THOUSANDS OF DOLLARS)

                                                         FINA,       PETROFINA       U.S.
                                                          INC.         S.A.          DEBT      MONEY                 GLOBAL
                                                         COMMON       COMMON        INDEX      MARKET   BALANCED     EQUITY
                                             TOTAL       STOCK         STOCK         FUND       FUND      FUND        FUND
                                            --------   ----------   -----------   ----------   ------   --------   -----------
DECEMBER 31, 1996:
  Investments, at fair value:
    FINA, Inc., Class A Common Stock
      (1,588,436 shares: cost of
      $51,833)............................  $ 76,642    $76,642       $    --       $   --     $   --    $   --      $   --
    PetroFina S.A., Common Stock (48,921
      shares; cost of $13,255)............    15,573         --        15,573           --         --        --          --
    Wells Fargo Nikko U.S. Debt Index Fund
      (448,402 shares; cost of $5,084)....     6,289         --            --        6,289         --        --          --
    Money market investments..............     5,989      1,346            62           --      4,569        --          --
    American Balanced Fund, Inc. (631,456
      shares; cost of $8,328).............     9,188         --            --           --         --     9,188          --
    American New Perspective Global Equity
      Mutual Fund (508,432 shares; cost of
      $7,882).............................     9,238         --            --           --         --        --       9,238
    Wells Fargo Nikko Equity Index Fund
      (453,870 shares: cost of $6,898)....    10,079         --            --           --         --        --          --
    Employee loans receivable.............     4,006         --            --           --         --        --          --
  Contributions receivable from
    employees.............................       575        152            29           58         31        97         102
  Contributions receivable from employing
    companies.............................       451        347           104           --         --        --          --
  Accounts receivable.....................       192         28             8           24         50        22          25
  Accrued interest receivable.............        27          5             1           --         21        --          --
                                            --------    -------       -------       ------     ------    ------      ------
        Plan assets.......................   138,248     78,520        15,777        6,371      4,671     9,307       9,365
Forfeitures available for future use......       (18)        --            --           --         --        --          --
Due to broker.............................      (335)      (271)          (64)          --         --        --          --
                                            --------    -------       -------       ------     ------    ------      ------
        Net assets available for plan
          benefits........................  $137,895    $78,249       $15,713       $6,371     $4,671    $9,307      $9,365
                                            ========    =======       =======       ======     ======    ======      ======


                                              EQUITY
                                              INDEX        COMPANY     EMPLOYEE
                                               FUND      FORFEITURES    LOANS
                                            ----------   -----------   --------
DECEMBER 31, 1996:
  Investments, at fair value:
    FINA, Inc., Class A Common Stock
      (1,588,436 shares: cost of
      $51,833)............................   $    --        $ --        $   --
    PetroFina S.A., Common Stock (48,921
      shares; cost of $13,255)............        --          --            --
    Wells Fargo Nikko U.S. Debt Index Fund
      (448,402 shares; cost of $5,084)....        --          --            --
    Money market investments..............        --          12            --
    American Balanced Fund, Inc. (631,456
      shares; cost of $8,328).............        --          --            --
    American New Perspective Global Equity
      Mutual Fund (508,432 shares; cost of
      $7,882).............................        --          --            --
    Wells Fargo Nikko Equity Index Fund
      (453,870 shares: cost of $6,898)....    10,079          --            --
    Employee loans receivable.............        --          --         4,006
  Contributions receivable from
    employees.............................       105          --            --
  Contributions receivable from employing
    companies.............................        --          --            --
  Accounts receivable.....................        29           6            --
  Accrued interest receivable.............        --          --            --
                                             -------        ----        ------
        Plan assets.......................    10,213          18         4,006
Forfeitures available for future use......        --         (18)           --
Due to broker.............................        --          --            --
                                             -------        ----        ------
        Net assets available for plan
          benefits........................   $10,213        $ --        $4,006
                                             =======        ====        ======

                 See accompanying notes to financial statements

                         FINA CAPITAL ACCUMULATION PLAN

        STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                           INFORMATION -- (CONTINUED)

                                                                                      FUND INFORMATION
                                                           -----------------------------------------------------------------------
                                                           FINA, INC.    PETROFINA                 MONEY
                                                             COMMON     S.A. COMMON   U.S. DEBT    MARKET   BALANCED     GLOBAL
                                                 TOTAL       STOCK         STOCK      INDEX FUND    FUND      FUND     EQUITY FUND
                                                --------   ----------   -----------   ----------   ------   --------   -----------
DECEMBER 31, 1995:
Investments, at fair value:
  FINA, Inc., Class A Common Stock (1,530,920
    shares: cost of $48,417)..................  $ 77,311    $77,311       $    --       $   --     $  --     $   --      $   --
  PetroFina S.A., Common Stock (48,157 shares;
    cost of $12,947)..........................    14,841         --        14,841           --        --         --          --
  Wells Fargo Nikko U.S. Debt Index Fund
    (495,767 shares; cost of $5,548)..........     6,704         --            --        6,704        --         --          --
  Money market investments....................     5,538        656           159           --     4,713         --          --
  American Balanced Fund, Inc. (478,674
    shares; cost of $6,116)...................     6,773         --            --           --        --      6,773          --
  American New Perspective Global Equity
    Mutual Fund (438,243 shares; cost of
    $6,606)...................................     7,178         --            --           --        --         --       7,178
  Wells Fargo Nikko Equity Index Fund (344,150
    shares: cost of $4,727)...................     6,216         --            --           --        --         --          --
  Employee loans receivable...................     2,936         --            --           --        --         --          --
Cash..........................................        (6)        (5)           (1)          --        --         --          --
Contributions receivable from employees.......       581        154            35           66        38         96         103
Contributions receivable from employing
  companies...................................       446        328           118           --        --         --          --
Accounts receivable...........................       144         32             5           15         9         31          25
Accrued dividend receivable...................        27          4            --           --        23         --          --
Accrued interest receivable...................         1         --             1           --        --         --          --
                                                --------    -------       -------       ------     ------    ------      ------
        Plan assets...........................   128,690     78,480        15,158        6,785     4,783      6,900       7,306
Forfeitures available for future use..........       (14)        --            --           --        --         --          --
                                                --------    -------       -------       ------     ------    ------      ------
        Net assets available for plan
          benefits............................  $128,676    $78,480       $15,158       $6,785     $4,783    $6,900      $7,306
                                                ========    =======       =======       ======     ======    ======      ======

                                                         FUND INFORMATION
                                                -----------------------------------

                                                  EQUITY       COMPANY     EMPLOYEE
                                                INDEX FUND   FORFEITURES    LOANS
                                                ----------   -----------   --------
DECEMBER 31, 1995:
Investments, at fair value:
  FINA, Inc., Class A Common Stock (1,530,920
    shares: cost of $48,417)..................    $   --        $ --        $   --
  PetroFina S.A., Common Stock (48,157 shares;
    cost of $12,947)..........................        --          --            --
  Wells Fargo Nikko U.S. Debt Index Fund
    (495,767 shares; cost of $5,548)..........        --          --            --
  Money market investments....................        --          10            --
  American Balanced Fund, Inc. (478,674
    shares; cost of $6,116)...................        --          --            --
  American New Perspective Global Equity
    Mutual Fund (438,243 shares; cost of
    $6,606)...................................        --          --            --
  Wells Fargo Nikko Equity Index Fund (344,150
    shares: cost of $4,727)...................     6,216          --            --
  Employee loans receivable...................        --          --         2,936
Cash..........................................        --          --            --
Contributions receivable from employees.......        89          --            --
Contributions receivable from employing
  companies...................................        --          --            --
Accounts receivable...........................        23           4            --
Accrued dividend receivable...................        --          --            --
Accrued interest receivable...................        --          --            --
                                                  ------        ----        ------
        Plan assets...........................     6,328          14         2,936
Forfeitures available for future use..........        --         (14)           --
                                                  ------        ----        ------
        Net assets available for plan
          benefits............................    $6,328        $ --        $2,936
                                                  ======        ====        ======

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

   STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                                  INFORMATION
                     YEARS ENDED DECEMBER 31, 1996 AND 1995
                             (THOUSANDS OF DOLLARS)

                                                                                   FUND INFORMATION
                                                      ---------------------------------------------------------------------------
                                                      FINA, INC.   PETROFINA S.A.                 MONEY
                                                        COMMON         COMMON        U.S. DEBT    MARKET   BALANCED     GLOBAL
                                            TOTAL       STOCK           STOCK        INDEX FUND    FUND      FUND     EQUITY FUND
                                           --------   ----------   ---------------   ----------   ------   --------   -----------
YEAR ENDED DECEMBER 31, 1996:
Contributions:
  Employees..............................  $  7,335    $ 1,928         $   407        $   771     $ 408     $1,220      $1,278
  Employing companies....................     5,638      4,242           1,396             --        --         --          --
                                           --------    -------         -------        -------     ------    ------      ------
                                             12,973      6,170           1,803            771       408      1,220       1,278
                                           --------    -------         -------        -------     ------    ------      ------
Investment income:
  Dividends..............................     5,819      4,212             522             --       164        763         158
  Interest...............................       433         36              10              2        61          3           3
  Net appreciation(depreciation) in fair
    value of investments.................       171     (3,670)            443            224        --        259       1,180
                                           --------    -------         -------        -------     ------    ------      ------
                                              6,423        578             975            226       225      1,025       1,341
                                           --------    -------         -------        -------     ------    ------      ------
Transfers between funds..................        --       (576)           (824)        (1,036)     (442)       518          82
                                           --------    -------         -------        -------     ------    ------      ------
Withdrawals and expenses:
  In cash and in kind....................     9,916      6,241           1,359            351       315        343         628
  Forfeitures............................        33         27               6             --        --         --          --
  Other (additions) deductions...........       228        135              34             24       (12)        13          14
                                           --------    -------         -------        -------     ------    ------      ------
                                             10,177      6,403           1,399            375       303        356         642
                                           --------    -------         -------        -------     ------    ------      ------
  Net increase(decrease) in net assets...     9,219       (231)            555           (414)     (112)     2,407       2,059
Net assets available for plan benefits:
  Beginning of year......................   128,676     78,480          15,158          6,785     4,783      6,900       7,306
                                           --------    -------         -------        -------     ------    ------      ------
  End of year............................  $137,895    $78,249         $15,713        $ 6,371     $4,671    $9,307      $9,365
                                           ========    =======         =======        =======     ======    ======      ======

                                                     FUND INFORMATION
                                           ------------------------------------

                                             EQUITY        COMPANY     EMPLOYEE
                                           INDEX FUND    FORFEITURES    LOANS
                                           -----------   -----------   --------
YEAR ENDED DECEMBER 31, 1996:
Contributions:
  Employees..............................    $ 1,323        $ --        $   --
  Employing companies....................         --          --            --
                                             -------        ----        ------
                                               1,323          --            --
                                             -------        ----        ------
Investment income:
  Dividends..............................         --          --            --
  Interest...............................          5          --           313
  Net appreciation(depreciation) in fair
    value of investments.................      1,735          --            --
                                             -------        ----        ------
                                               1,740          --           313
                                             -------        ----        ------
Transfers between funds..................      1,415          --           863
                                             -------        ----        ------
Withdrawals and expenses:
  In cash and in kind....................        573          --           106
  Forfeitures............................         --          --            --
  Other (additions) deductions...........         20          --            --
                                             -------        ----        ------
                                                 593          --           106
                                             -------        ----        ------
  Net increase(decrease) in net assets...      3,885          --         1,070
Net assets available for plan benefits:
  Beginning of year......................      6,328          --         2,936
                                             -------        ----        ------
  End of year............................    $10,213        $ --        $4,006
                                             =======        ====        ======

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

   STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                           INFORMATION -- (CONTINUED)

                                                                                      FUND INFORMATION
                                                           -----------------------------------------------------------------------
                                                                         PETROFINA
                                                           FINA, INC.      S.A.                    MONEY
                                                             COMMON       COMMON      U.S. DEBT    MARKET   BALANCED     GLOBAL
                                                 TOTAL       STOCK         STOCK      INDEX FUND    FUND      FUND     EQUITY FUND
                                                --------   ----------   -----------   ----------   ------   --------   -----------
YEAR ENDED DECEMBER 31, 1995:
Contributions:
  Employees...................................  $  7,286    $ 1,878       $   475      $   899     $ 508     $1,193      $1,310
  Employing companies.........................     5,554      3,964         1,590           --        --         --          --
                                                --------    -------       -------      -------     ------    ------      ------
                                                  12,840      5,842         2,065          899       508      1,193       1,310
Investment income:
  Dividends...................................     4,583      3,437           499           --       279        244         124
  Interest....................................       277         37             9            1         1         --           2
  Net appreciation in fair value of
    investments...............................    29,169     23,966           556        1,100        --      1,145         990
                                                --------    -------       -------      -------     ------    ------      ------
                                                  34,029     27,440         1,064        1,101       280      1,389       1,116
                                                --------    -------       -------      -------     ------    ------      ------
Transfers between funds.......................        --        534          (646)      (1,094)     (323)       (91)        487
                                                --------    -------       -------      -------     ------    ------      ------
Withdrawals and expenses:
  In cash and in kind.........................     8,074      5,139           919          526       250        458         442
  Forfeitures.................................        36         28             8           --        --         --          --
  Other (additions) deductions................       156         91            20           17         7          8           9
                                                --------    -------       -------      -------     ------    ------      ------
                                                   8,266      5,258           947          543       257        466         451
                                                --------    -------       -------      -------     ------    ------      ------
  Net increase in net assets..................    38,603     28,558         1,536          363       208      2,025       2,462
Net assets available for plan benefits:
  Beginning of year...........................    90,073     49,922        13,622        6,422     4,575      4,875       4,844
                                                --------    -------       -------      -------     ------    ------      ------
  End of year.................................  $128,676    $78,480       $15,158      $ 6,785     $4,783    $6,900      $7,306
                                                ========    =======       =======      =======     ======    ======      ======

                                                         FUND INFORMATION
                                                -----------------------------------

                                                  EQUITY       COMPANY     EMPLOYEE
                                                INDEX FUND   FORFEITURES    LOANS
                                                ----------   -----------   --------
YEAR ENDED DECEMBER 31, 1995:
Contributions:
  Employees...................................    $1,023         $--        $   --
  Employing companies.........................        --          --            --
                                                  ------         ---        ------
                                                   1,023          --            --
Investment income:
  Dividends...................................        --          --            --
  Interest....................................         1          --           226
  Net appreciation in fair value of
    investments...............................     1,412          --            --
                                                  ------         ---        ------
                                                   1,413          --           226
                                                  ------         ---        ------
Transfers between funds.......................       968          --           166
                                                  ------         ---        ------
Withdrawals and expenses:
  In cash and in kind.........................       263          --            77
  Forfeitures.................................        --          --            --
  Other (additions) deductions................         8                        (3)
                                                  ------         ---        ------
                                                     271          --            74
                                                  ------         ---        ------
  Net increase in net assets..................     3,133          --           318
Net assets available for plan benefits:
  Beginning of year...........................     3,195          --         2,618
                                                  ------         ---        ------
  End of year.................................    $6,328         $--        $2,936
                                                  ======         ===        ======

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995

(1) GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) GENERAL

     The FINA Capital Accumulation Plan (the Plan) operates for the benefit of certain employees of FINA, Inc. (Company) and its subsidiaries and American Petrofina Holding Company, hereafter referred to as "employing companies." Employees who have completed one year of service are eligible to participate in the Plan; provided, however, that no employee may become a participant if the employee is a member of a collective bargaining unit, the recognized representative of which has not agreed to participation in the Plan by members of such unit.

     The Plan is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Pension Committee appointed by and acting on behalf of the Board of Directors of the Company. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the independent trustee.

(b) BASIS OF PRESENTATION

     The accompanying financial statements have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

(c) COSTS RELATING TO INVESTMENT SECURITIES

     Costs relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

(d) EXPENSES OF ADMINISTERING THE PLAN

     All external costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its Counsel and other administrative expenses, are the responsibility of the Plan.

(e) CONTRIBUTIONS

     Participants may elect to contribute up to 6% (effective 1/1/96) of their basic compensation on an after-tax basis (Thrift Contribution), up to 10% on a pre-tax basis (Deferred Compensation Contribution), or a combination of pre-tax and after-tax contributions not exceeding 10% of their basic compensation. If a participant elects to make a Deferred Compensation Contribution, the participant must enter into a basic compensation reduction agreement authorizing the employing company to make such contribution on the participant's behalf.

     For each participant, an employing company will contribute an amount equal to the lesser of the aggregate Thrift and Deferred Compensation Contributions for the pay period or 6% (effective 1/1/96) pre-tax of the participant's basic compensation for the pay period (Matching Contribution). Matching Contributions are reduced by participants' forfeitures.

     Thrift and Deferred Compensation Contributions are paid to the Trustee in cash and Matching Contributions are paid to the Trustee in cash or the Company's Class A Common Stock.

                         FINA CAPITAL ACCUMULATION PLAN

(f) INVESTMENT PROGRAM AND VESTING

     Participants may direct the investment of their Thrift and Deferred Compensation Contributions into a money market fund, U.S. debt index fund, balanced fund, equity index fund, global equity fund, the Company's Class A Common Stock or Petrofina S.A. Common Stock; and the investment of the Matching Contributions into the Company's Class A Common Stock or Petrofina S.A. Common Stock. Participants become completely vested in contributions of the employing companies upon five years of service with the employing companies.

     A description of rights and provisions and an explanation of the treatment of withdrawals, forfeitures and other matters are contained in the Plan document.

     Participation in each investment option at December 31, 1996 and 1995 is presented below. The sum of participation by investment option is greater than the total number of Plan participants making contributions because participation is allowed in more than one investment option.

     A summary of participants by investment options follows:

                                                              1996     1995
                                                              -----    -----
Company Class A Common Stock................................  2,246    2,003
Petrofina S.A. Common Stock.................................  1,098    1,065
U.S. debt index fund........................................    748      818
Equity index fund...........................................  1,107      809
Balanced fund...............................................  1,002      827
Global equity fund..........................................    999      863
Money market fund...........................................    613      638

(g) LOAN OPTION

     A participant may borrow from his or her Participant Deferred Account an amount which, when added to the greater of the total outstanding balance of all other loans to such Participant from the Plan or the highest outstanding balance of all such loans for the one-year period ending the day before the date of the loan, does not exceed up to one-half of the first $100,000 of such participant's vested interest under the Plan, or the amount allowed under Section 72(p) of the Internal Revenue Code. Any such loan made to a participant shall be evidenced by a promissory note payable to the Trustee, shall bear a reasonable rate of interest, shall be secured by the borrowing participant's vested interest under the Plan and shall be repayable within five years; provided, however, that if such loan is to be used to acquire or construct any dwelling unit which within a reasonable time is to be used as a principal residence of the participant, the Committee may direct the Trustee to make such loan repayable over such period greater than five years. No withdrawal pursuant to any of the withdrawal provisions of the Plan may be made by a participant to whom a loan is outstanding from the Plan unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing participant's vested interest under the Plan following such withdrawal. At December 31, 1996, employee loans had maturities ranging from 1996 to 2010 and interest rates ranging from 6% to 11.5%.

(h) FORM 5500 RECONCILIATION

     The net assets available for plan benefits and withdrawals reported in the Plan's 1996 and 1995 Form 5500's are different from the corresponding amounts reported in the accompanying financial statements by $1,191,981 and $333,616, respectively, as of and for the year ended December 31, 1996 and $1,525,597 and ($613,380), respectively, as of and for the year ended December 31, 1995. These differences relate to the classification of withdrawals currently payable to participants.

                         FINA CAPITAL ACCUMULATION PLAN

(i) USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions during the reporting period. Actual results could differ from those estimates.

(2) FEDERAL INCOME TAXES

     The Plan has obtained from the Internal Revenue Service a determination letter dated March 19, 1996 indicating that the Plan qualifies under the provision of Sections 401(a) and 401(k) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and, subject to certain limitations, such contributions are tax deferred.

(3) PLAN TERMINATION

     Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

(4) SUBSEQUENT EVENTS

     On February 25, 1997, FINA, Inc. with subsidiaries (the "Company") received a letter from PetroFina S.A. proposing a merger transaction in which the Company would become a wholly-owned affiliate of PetroFina S.A. The transaction would be a negotiated merger in which each holder of a Class A share not owned by PetroFina S.A. and its affiliates would receive the equivalent of $60 U.S. per share in cash, PetroFina S.A. shares or a combination of cash and PetroFina S.A. shares. The Plan held 1,615,057 shares of FINA, Inc. Class A Common Stock at March 6, 1997. PetroFina S.A. advised that it intends to seek listing on The New York Stock Exchange of American Depositary Receipts representing shares of PetroFina S.A. concurrently with the transaction. Consummation of the merger would be subject, among other things, to approval of the Board of Directors of the Company and the negotiation and execution of a definitive merger agreement containing customary terms and conditions.

     Following receipt of the merger proposal, the Board of Directors of the Company acting by written consent appointed a special committee of independent directors (the "Special Committee") to review and evaluate the merger proposal of PetroFina S.A. The Special Committee retained independent legal counsel and independent investment advisors to assist the members of the Special Committee in carrying out their duties and responsibilities.

                                   SIGNATURE

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FINA CAPITAL ACCUMULATION PLAN

                                                  /s/ CULLEN M. GODFREY
                                            ------------------------------------
                                                     Cullen M. Godfrey
                                            Senior Vice President, Secretary and
                                             General Counsel of the Registrant
Date: April 14, 1997

                                                                      SCHEDULE 1

                         FINA CAPITAL ACCUMULATION PLAN

              ITEM 27(a) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT
                               DECEMBER 31, 1996

                                                                                                                    CURRENT
                                                                                NUMBER OF           COST             VALUE
    IDENTITY OF MARKETABLE INVESTMENT          DESCRIPTION OF INVESTMENT       SHARES/UNITS    (IN THOUSANDS)    (IN THOUSANDS)
    ---------------------------------          -------------------------       ------------    --------------    --------------
FINA, Inc. Class A Common Stock*..........  Common Stock                        1,588,436         $ 51,833          $ 76,642
PetroFina S.A. Common Stock*..............  Common Stock                           48,921           13,255            15,573
Wells Fargo Nikko U.S. Debt Index Fund....  Commingled Trust Fund                 448,402            5,084             6,289
American Balanced Fund, Inc...............  Mutual Fund                           631,456            8,328             9,188
American New Perspective Global Equity
  Mutual Fund.............................  Mutual Fund                           508,432            7,882             9,238
Wells Fargo Nikko Equity Index Fund.......  Commingled Trust Fund                 453,870            6,898            10,079
TBC Inc. Pooled Employee Daily Liquidity
  Fund*...................................  Money Market fund                   5,989,456            5,989             5,989
Employee loans receivable*................  Employee loans with maturities ranging from 1997 to 2010 and
                                            interest rates ranging from 6%
                                            to 11.5%                                                 4,006             4,006
                                                                                                  --------          --------
                                                                                                  $103,276          $137,004
                                                                                                  ========          ========

---------------

* Party-in-interest

                 See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                         FINA CAPITAL ACCUMULATION PLAN

               ITEM 27(d) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1996
                             (THOUSANDS OF DOLLARS)

                                                                                                             CURRENT VALUE
                                              NUMBER                                                          OF ASSET ON
                                                OF        PURCHASE   SELLING   LEASE    EXPENSE    COST OF    TRANSACTION    NET
          DESCRIPTION OF ASSET             TRANSACTIONS    PRICE      PRICE    RENTAL   INCURRED    ASSET        DATE        GAIN
          --------------------             ------------   --------   -------   ------   --------   -------   -------------   ----
PURCHASES:
FINA, Inc. Class A Common Stock*.........       70        $ 4,471        --      --        --      $ 4,471      $ 4,471        --
TBC Inc. Pooled Employee Daily Liquidity
  Fund*..................................      313         26,952        --      --        --       26,952       26,952        --
Northern Trust S/T Fund..................       12            298        --      --        --          298          298        --
Wells Fargo Bank MM Fund.................       52          1,712        --      --        --        1,712        1,712        --
Wells Fargo Bk Nikko US Debt Index
  Fund...................................        8            433        --      --        --          433          433        --
PetroFina S.A. Common Stock*.............        7            745        --      --        --          745          745        --
American Balanced Fund...................       20          2,323        --      --        --        2,323        2,323        --
American New Perspective Global Equity
  Fund...................................       13          1,275        --      --        --        1,275        1,275        --
New Perspective Fund Inc.................        2            112        --      --        --          112          112        --
Wells Fargo Bk Nikko Equity Index Fund...       15          2,302        --      --        --        2,302        2,302        --
SALES:
FINA, Inc. Class A Common Stock*.........        1                       50      --        --      $    33      $    50      $ 17
TBC Inc. Pooled Employee Daily Liquidity
  Fund...................................      304                   21,788      --        --       21,788       21,788        --
Northern Trust S/T Fund..................       18                    5,011      --        --        5,011        5,011        --
Wells Fargo Bank MM Fund.................       32                    1,712      --        --        1,712        1,712        --
Wells Fargo Bk Nikko US Debt Index
  Fund...................................       22                    1,071      --        --          896        1,071       175
PetroFina S.A. Common Stock*.............        4                      469      --        --          436          469        33
American Balanced Fund...................        7                      167      --        --          151          167        16
American New Perspective Global Equity
  Fund...................................       11                      469      --        --          409          469        60
New Perspective Fund Inc.................        1                       38      --        --           33           38         5
Wells Fargo Bk Nikko Equity Index Fund...       13                      174      --        --          131          174        43

* Party-in-interest

                 See accompanying independent auditors' report